UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07838

American Select Portfolio Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)

800-677-3863
Registrant's telephone number, including area code

Date of fiscal year end: 08/31/07

Date of reporting period: 11/30/06

Schedule of Investments November 30, 2006 (unaudited)

American Select Portfolio
Description of Security	Date Acquired	Par Value/Shares	Cost	Value (a)
(Percentages of each investment category relate to net assets)

U.S. Government Agency Mortgage-Backed Securities (b) - 3.8%
Fixed Rate - 3.8%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		2,365,382	$2,431,285	$2,382,566
7.50%, 12/1/29, #C00896		339,087	333,096	354,395
Federal National Mortgage Association,
5.00%, 11/1/17, #657356		1,224,437	1,230,277	1,216,286
6.50%, 6/1/29, #252497		1,205,262	1,197,576	1,238,821
7.50%, 5/1/30, #535289		82,966	80,332	86,546
8.00%, 5/1/30, #538266		23,719	23,436	25,063
Total U.S. Government Agency Mortgage-Backed Securities			5,296,002	5,303,677

Corporate Note - 3.6%
Adjustable Rate (c) (d) - 3.6%
Stratus Properties, 9.82%, 1/1/08	12/28/00	5,000,000	5,000,000	5,100,000

Whole Loans and Participation Mortgages (d) (e) - 104.1%
Commercial Loans - 58.1%
12000 Aerospace, Clear Lake, TX, 5.43%, 1/1/10 (b)	12/22/04	5,145,086	5,145,086	5,133,723
ABC Conoco, Aspen, CO, 6.65%, 11/1/11	10/31/06	4,100,000	4,100,000	4,288,055
Best Buy, Fullerton, CA, 8.63%, 1/1/11	12/29/00	1,785,171	1,785,171	1,874,430
Cingular Wireless Building, Richardson, TX, 7.03%, 7/1/11	06/21/06	6,500,000	6,500,000	6,760,000
Clear Lake Central I, Webster, TX, 6.70%, 8/1/11	07/27/06	7,100,000	7,100,000	7,445,195
Gallery Row, Tucson, AZ, 11.88%, 10/1/11	09/07/06	500,000	500,000	524,752
George Gee Pontiac, Liberty Lake, WA, 7.25%, 7/1/10 (f)	06/30/05	4,675,000	4,675,000	4,908,750
George Gee Pontiac, Liberty Lake, WA, 7.25%, 7/1/10 (f)	06/30/05	2,125,000	2,125,000	2,231,250
George Gee Porsche, Liberty Lake, WA, 7.78%, 7/1/10	09/14/06	2,500,000	2,500,000	2,625,000
George Gee Pontiac II, Liberty Lake, WA, 7.78%, 7/1/2010	09/14/06	750,000	750,000	787,500
Highland Park I, Scottsdale, AZ, 6.77%, 3/1/11 (f)	02/23/06	9,500,000	9,500,000	9,845,287
Highland Park II, Scottsdale, AZ, 9.88%, 3/1/11 (f)	02/23/06	1,200,000	1,200,000	1,078,821
Landmark Bank Center, Sarasota, FL, 5.85%, 7/1/09 (b)	10/01/04	4,685,977	4,685,977	4,721,544
Northrop Grumman Campus I, Colorado Springs, CO, 8.50%, 12/1/08 (c) (f)	11/15/05	5,700,000	5,700,000	5,860,181
Northrop Grumman Campus II, Colorado Springs, CO, 13.88%, 12/1/08 (f)	11/15/05	1,100,000	1,100,000	1,069,780
Oxford Mall, Oxford, MS, 9.25%, 11/1/06 (c) (f)	09/24/04	4,600,000	4,600,000	4,600,000
Peony Promenade, Plymouth, MN, 6.93%, 6/1/13 (b)	05/12/03	4,972,162	4,972,162	5,220,771
Point Plaza, Turnwater, WA, 8.43%, 1/1/11 (b)	04/19/04	6,026,605	6,026,605	6,165,699
Town Square #6, Olympia, WA, 7.40%, 9/1/12 (b)	08/02/02	3,847,923	3,847,923	4,040,319
Victory Packaging, Phoenix, AZ, 8.53%, 1/1/12 (b)	12/20/01	2,451,820	2,451,820	2,574,411
			79,264,744	81,755,468

Multifamily Loans - 46.0%
Blossom Corners Apartments I, Orlando, FL, 8.72%, 2/1/09 (c) (f)	01/19/06	3,750,000	3,750,000	3,862,500
Blossom Corners Apartments II, Orlando, FL, 14.88%, 2/1/09 (f)	01/19/06	450,000	450,000	426,789
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15 (b)	08/11/03	4,613,577	4,613,577	4,844,256
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	08/11/03	644,190	644,190	676,400
Casa del Vista Apartments, Carson City, NV, 8.40%, 1/1/08 (b)	12/15/00	2,862,530	2,862,530	2,919,781
Centre Court, White Oaks and Green Acres Apartments, North Canton and Massilon, OH, 8.65%, 1/1/09 (b)	12/30/98	3,631,587	3,631,587	3,740,534
El Conquistador Apartments, Tucson, AZ, 7.65%, 4/1/09 (b)	03/24/99	2,647,583	2,647,583	2,727,011
Fountain Villas, Phoenix, AZ, 8.70%, 9/1/08 (c) (f)	08/08/05	1,825,000	1,825,000	1,825,000
Glen Iris Land, Atlanta, GA, 8.75%, 3/1/07 (c) (f)	03/01/07	6,250,000	6,250,000	6,250,000
Greenwood Residences, Milton, WA, 7.63%, 4/1/08 (b)	04/01/08	2,153,263	2,153,263	2,196,328
Hunters Meadow, Colorado Springs, CO, 7.80%, 8/1/12 (b)	07/02/02	6,116,789	6,116,789	4,686,722
Lakeside Village Apartments I, Oklahoma City, OK, 8.40%, 6/1/07 (c) (f)	05/19/04	3,700,000	3,700,000	3,639,302
Lakeside Village Apartments II, Oklahoma City, OK, 14.88%, 6/1/07 (f)	05/19/04	460,000	460,000	356,813
Revere Apartments, Revere, MA, 7.28%, 5/1/09 (b)	04/22/99	1,182,051	1,182,051	1,217,512
RP Urban Partners, Oxnard, CA, 8.72%, 3/1/10 (c) (f)	02/23/05	5,000,000	5,000,000	5,077,610
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13 (b)	06/05/03	6,937,343	6,937,343	7,086,953
Village Commons Apartments, San Ramon, CA, 7.65%, 5/1/08 (c) (f)	04/27/05	7,060,000	7,060,000	6,641,119
Woodstock Apartments I, Dallas, TX, 8.25%, 1/1/06 (c) (f) (g)	12/06/01	8,300,000	8,300,000	5,810,000
Woodstock Apartments II, Dallas, TX, 11.00%, 1/1/06 (f) (g)	12/06/01	1,000,000	1,000,000	700,000
			68,583,913	64,684,630

Total Whole Loans and Participation Mortgages			147,848,657	146,440,098

Preferred Stocks - 13.6%
Real Estate Investment Trusts - 13.6%
AMB Property, Series M (b)		8,700	222,285	218,805
AMB Property, Series O (b)		55,000	1,375,000	1,417,972
BRE Properties, Series C (b)		68,000	1,713,000	1,698,640
BRE Properties, Series D (b)		3,434	86,548	86,709
Developers Diversified Realty, Series H		13,437	338,536	344,390
Developers Diversified Realty, Series I		52,912	1,356,657	1,369,891
Duke Realty Corp., Series L (b)		71,000	1,787,780	1,801,980
First Industry Realty Trust, Series J (b)		45,050	1,142,018	1,164,092
Health Care Properties, Series E (b)		3,510	90,207	92,138
Health Care Properties, Series F (b)		42,800	1,079,840	1,104,668
HRPT Properties Trust, Series C (b)		50,000	1,250,000	1,308,500
New Plan Excel Realty Trust, Inc., Series E (b)		6,350	161,925	163,005
PS Business Parks, Inc., Series H		30,000	744,036	764,700
PS Business Parks, Inc., Series I		16,000	388,272	404,800
PS Business Parks, Inc., Series M		22,210	554,629	569,464
Public Storage, Series E (b)		65,000	1,627,750	1,660,750
Realty Income Corp, Series D (b)		60,000	1,521,000	1,584,600
Regency Centers Corp., Series C (b)		5,888	151,779	149,378
Regency Centers Corp., Series D (b)		64,000	1,592,900	1,586,003
Vornado Realty Trust, Series F (b)		60,000	1,491,563	1,516,200
Vornado Realty Trust, Series I (b)		6,000	139,500	149,700
Total Preferred Stocks			18,815,225	19,156,385

Total Investments in Unaffiliated Securities			176,959,884	176,000,160

Short-Term Investment (h) - 1.2%
First American Prime Obligations Fund, Class Z		1,671,454	1,671,454	1,671,454

Total Investments in Securities (i) - 126.3%			$178,631,338	$177,671,614
Other Assets and Liabilities, Net - (26.3)%				(36,951,421)
Total Net Assets - 100.0%				$140,720,193

Notes to Schedule of Investments:
(a)
Security valuations for the fund's investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by an independent pricing service that has been approved by the fund's board of directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed at least once a week and at the end of each month.

The fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and, therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a FAF Advisors, Inc. (“FAF Advisors”) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, the projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly. Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in a negotiation between the fund and third parties.

In accordance with the valuation procedures adopted by the fund's board of directors, real estate acquired through foreclosure, if any, is valued at estimated market value, as determined by independent third party appraisals, less estimated selling costs.  As material capital improvements are made to the property, new market value appraisals are obtained.

As of November 30, 2006, the fund held fair value securities with a value of $151,540,098 or 107.7% of net assets.

(b)	On November 30, 2006, securities valued at $74,541,838 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$5,111,415	11/10/06	5.35%	12/8/06	$21,269	(1)
25,000,000	11/1/06	6.20%	12/1/06	29,063	(2)
7,542,000	11/10/06	6.02%	12/11/06	39,097	(3)
$37,653,415				$89,429

* Interest rate as of November 30, 2006. Rate is based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:

(1)	Morgan Stanley:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $2,365,382 par
Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $339,087 par
Federal National Mortgage Association, 5.00%, 11/1/17, $1,224,437 par
Federal National Mortgage Association, 6.50%, 6/1/29, $1,205,262 par
Federal National Mortgage Association, 7.50%, 5/1/30, $82,966 par
Federal National Mortgage Association, 8.00%, 5/1/30, $23,719 par

(2)	Morgan Stanley:
12000 Aerospace, 5.43%, 1/1/10, $5,145,086 par
Briarhill Apartments I, 6.90%, 9/1/15, $4,613,577 par
Casa del Vista Apartments, 8.40%, 1/1/08, $2,862,530 par
Centre Court, White Oaks, and Green Acres Apartments, 8.65%, 1/1/09, $3,631,587 par
El Conquistador Apartments, 7.65%, 4/1/09, $2,647,583 par
Greenwood Residences, 7.63%, 4/1/08, $2,153,263 par
Hunters Meadow, 7.80%, 8/1/12, $6,116,789 par
Landmark Bank Center, 5.85%, 7/1/09, $4,685,977 par
Peony Promenade, 6.93%, 6/1/13, $4,972,162 par
Point Plaza, 8.43%, 1/1/11, $6,026,605 par
Revere Apartments, 7.28%, 5/1/09, $1,182,051 par
Sheridan Pond Apartments, 6.43%, 7/1/13, $6,937,343 par
Town Square #6, 7.40%, 9/1/12, $3,847,923 par
Victory Packaging, 8.53%, 1/1/12, $2,451,820 par

(3)	Dresdner Bank:
AMB Property, Series M, 8,700 shares
AMB Property, Series O, 55,000 shares
BRE Properties, Series C, 68,000 shares
BRE Properties, Series D, 3,434 shares
Duke Realty, Series L, 71,000 shares
First Industry Realty Trust, Series J, 45,050 shares
Health Care Properties, Series E, 3,510 shares
Health Care Properties, Series F, 42,800 shares
HRPT Properties Trust, Series C, 50,000 shares
New Plan Excel Realty Trust, Inc., Series E, 6,350 shares
Public Storage, Series E, 65,000 shares
Realty Income Corp, Series D, 60,000 shares
Regency Centers, Series C, 5,888 shares
Regency Centers, Series D, 64,000 shares
Vornado Realty Trust, Series F, 60,000 shares
Vornado Realty Trust, Series I, 6,000 shares

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $60,000,000 using whole loans as collateral. The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $60,000,000 lending commitment.

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $10,000,000 using preferred stock as collateral. The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $10,000,000 lending commitment.

(c)	Variable Rate Security - The rate shown is the net coupon rate in effect on November 30, 2006.

(d)
Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. See note (a) above.

(e)	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on November 30, 2006.

(f)

Interest only - Represents securities that entitle holders to receive only interest payments on the mortgage. Principle balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of November 30, 2006.

(g)	Loan not current on interest and/or principle payments.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

(i)

On November 30, 2006, the cost of investments in securities was $178,631,338. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost were as follows:

Gross unrealized appreciation	$4,118,929
Gross unrealized depreciation	(5,078,653)
Net unrealized depreciation	$(959,724)

Item 2 - Controls and Procedures

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 - Exhibits

Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Select Portfolio Inc.

By:
/s/ Thomas S. Schreier, Jr
Thomas S. Schreier, Jr.
President

Date: January 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: January 19, 2007

By:
/s/ Charles D. Gariboldi, Jr
Charles D. Gariboldi, Jr.
Treasurer

Date: January 19, 2007